Investment in Associates FEC Resources Inc. (FEC Resources Inc.)	12 Months Ended
Dec. 31, 2011
FEC Resources Inc.
Investment in Associates

   Note 8                     Investment in associates

   The Company has the following investments accounted for using the equity method:

	December 31,	December 31,
	2011	2010

Forum Energy plc (“FEP”)	$4,720,167	$3,834,255
Lascogon Mining Corporation	-	-

	$4,720,167	$3,834,255

    As at January 1, 2010, the Company’s interest in FEP was 25.84% and on December 31, 2011 and December 31, 2010 it was 25.63%.

    At December 31, 2011, the Company held 8,550,200 shares of FEP with a fair value of $7,002,736 (December 31, 2010: $7,373,140).

    FEP  is  related  to  the  Company  by  virtue  of  three  common  directors  and  a common parent.

At December 31, 2011 FEP disclosed a contingent liability as the company remains  in  an  arbitration  process  with  Basic  Energy  Corporation  ("BEC")  in relation to certain assets acquired from BEC. Out of the $12 million of potential additional consideration, the FEP directors have assessed that $10 million would be payable; of this amount, $6.7 million has been paid up December 31, 2011, and the balance of $3.3 million is accrued within FEP’s current liabilities (December 31, 2010: $1.2 million). The FEP directors consider that a potential additional liability of $2 million is dependent upon net future field production levels from the acquired assets and will not become payable due to the current and forecast levels of production of these assets. FEC’s share of this contingent liability would amount to $512,000.

i)       Investment in FEP (continued)

           Summarized Financial Information for FEP is as follows:

	December 31	December 31
	2011	2010

Assets	$61,322,000	$50,355,000
Liabilities	$13,893,000	$6,346,000
Equity	$47,429,000	$44,009,000
Revenue	$12,734,000	$6,068,000
Net income (loss) for the year ended December 31	$3,420,000	$(558,000)

ii)	Investment in Lascogon Mining Corporation (“Lascogon”)

The investment in Lascogon is summarized as follows:

Balance at January 1, 2010	$2,290,038
Equity income in investment in Lascogon	11,782
Impairment of investment in Lascogon	(2,301,820)
Balance at December 31, 2011 and December 31, 2010	$-

30,000,000 common shares of the Company that were issued into escrow, to be awarded to the vendor of the investment in Lascogon upon the declaration of commerciality as full and final consideration for the assignment of its rights to the Company, are considered contingent consideration which has been assessed as having $Nil value  and will be recorded as additional cost of the investment at fair value once it is likely that they will be issued.

As at December 31, 2011, in order for the Company to maintain its 40% interest without dilution, the Company would be required to pay cash calls totaling approximately $1,007,334.  The Company currently has no plans to make these payments and is not required to.  In December 2010, the Company wrote down its investment in Lascogon. Such a write-down was determined as a result of Lascogon determining that further development would not provide an acceptable return on investment. As at December 31, 2011 Lascogon had an immaterial amount of total assets and an immaterial loss for the year. The only significant balance that it holds is a due to parent liability.

The Company is related to Lascogon by virtue of a common ultimate parent and three common directors.

iii)       Investment in Metalore Mining Corporation (“Metalore”)

The Company still holds 35% of Metalore Mining Corporation however the project has been abandoned and the company has no operations and accordingly the investment cost has been fully impaired.